First Quarter 2019 Financial Summary May 1, 2019

Safe Harbor Notice This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those terms. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities (“MBS”) and other securities for purchase; the availability of financing and, if available, the terms of any financing; changes in the market value of our assets; changes in business conditions and the general economy; our ability to grow our commercial real estate business; our ability to grow our residential credit business; our ability to grow our middle market lending business; credit risks related to our investments in credit risk transfer securities, residential mortgage-backed securities and related residential mortgage credit assets, commercial real estate assets and corporate debt; risks related to investments in mortgage servicing rights; our ability to consummate any contemplated investment opportunities; changes in government regulations or policy affecting our business; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes; and our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. We do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law. We routinely post important information for investors on our website, www.annaly.com. We intend to use this webpage as a means of disclosing material, non-public information, for complying with our disclosure obligations under Regulation FD and to post and update investor presentations and similar materials on a regular basis. Annaly encourages investors, analysts, the media and others interested in Annaly to monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations, webcasts and other information we post from time to time on our website. To sign-up for email-notifications, please visit the “Email Alerts” section of our website, www.annaly.com, under the “Investors” section and enter the required information to enable notifications. The information contained on, or that may be accessed through, our webpage is not incorporated by reference into, and is not a part of, this document. Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. To the extent that this material contains reference to any past specific investment recommendations or strategies which were or would have been profitable to any person, it should not be assumed that recommendations made in the future will be profitable or will equal the performance of such past investment recommendations or strategies. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, including core earnings metrics, which are presented both inclusive and exclusive of the premium amortization adjustment (“PAA”). We believe the non-GAAP financial measures are useful for management, investors, analysts, and other interested parties in evaluating our performance but should not be viewed in isolation and are not a substitute for financial measures computed in accordance with U.S. generally accepted accounting principles (“GAAP”). In addition, we may calculate non-GAAP metrics, which include core earnings, and the PAA, differently than our peers making comparative analysis difficult. Please see the section entitled “Non-GAAP Reconciliations” in the attached Appendix for a reconciliation to the most directly comparable GAAP financial measures. 1

Financial Snapshot

Unaudited, dollars in thousands except per share amounts

		For the quarters ended	
		3/31/2019	12/31/2018
Income Statement	GAAP net income per average common share (1)	($0.63)	($1.74)
	Core earnings (excluding PAA) per average common share *(1)	$0.29	$0.29
	Core earnings per average common share *(1)	$0.23	$0.26
	PAA cost (benefit) per average common share (2)	$0.06	$0.03
	Annualized GAAP return (loss) on average equity	(22.72%)	(62.05%)
	Annualized core return on average equity (excluding PAA)*	11.59%	11.48%
Balance Sheet	Book value per common share	$9.67	$9.39
	Leverage at period-end (3)	6.1x	6.3x
	Economic leverage at period-end (4)	7.0x	7.0x
	Capital ratio at period-end (5)	12.0%	12.1%
Portfolio	Securities	$104,993,271	$92,623,788
	Loans, net	3,879,324	4,585,975
	Mortgage servicing rights	500,745	557,813
	Assets transferred or pledged to securitization vehicles	4,365,300	3,833,200
	Real estate, net	734,239	739,473
	Total residential and commercial investments	$114,472,879	$102,340,249
Key Statistics	Net interest margin (6)	1.25%	1.34%
	Net interest margin (excluding PAA) *(6)	1.51%	1.49%
	Average yield on interest earning assets (7)	3.15%	3.21%
	Average yield on interest earning assets (excluding PAA) *(7)	3.45%	3.38%
	Average cost of interest bearing liabilities (8)	2.15%	2.22%
	Net interest spread	1.00%	0.99%
	Net interest spread (excluding PAA) *	1.30%	1.16%
Efficiency	Operating expenses to core earnings (excluding PAA) *(9)	17.03%	17.56%
	Annualized operating expenses as a % of average total assets (9)	0.26%	0.28%
	Annualized operating expenses as a % of average total equity (9)	1.97%	2.02%

* Represents a non-GAAP financial measure.

Detailed endnotes are included within the Appendix at the end of this presentation.

2

Portfolio Data

Unaudited, dollars in thousands

		For the quarters ended				
		3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Portfolio-Related Data	Agency mortgage-backed securities	$103,093,526	$90,752,995	$89,290,128	$86,593,058	$88,579,097
	Credit risk transfer securities	607,945	552,097	688,521	563,796	628,942
	Non-agency mortgage-backed securities	1,116,569	1,161,938	1,173,467	1,006,785	1,066,343
	Commercial mortgage-backed securities	175,231	156,758	186,495	315,050	264,810
	Total securities	$104,993,271	$92,623,788	$91,338,611	$88,478,689	$90,539,192
	Residential mortgage loans	$1,311,720	$1,359,806	$1,217,139	$1,142,300	$974,577
	Commercial real estate debt and preferred equity	722,962	1,296,803	1,435,865	1,251,138	1,081,295
	Corporate debt	1,758,082	1,887,182	1,528,874	1,256,276	1,152,745
	Loans held for sale	86,560	42,184	42,325	42,458	—
	Total loans, net	$3,879,324	$4,585,975	$4,224,203	$3,692,172	$3,208,617
	Mortgage servicing rights	$500,745	$557,813	$588,833	$599,014	$596,378
	Residential mortgage loans transferred or pledged to securitization vehicles	$1,425,668	$1,094,831	$765,876	$523,857	$561,108
	Commercial real estate debt transferred or pledged to securitization vehicles	2,939,632	2,738,369	3,521,945	2,542,413	2,695,513
	Assets transferred or pledged to securitization vehicles	$4,365,300	$3,833,200	$4,287,821	$3,066,270	$3,256,621
	Real estate, net	$734,239	$739,473	$753,014	$477,887	$480,063
	Total residential and commercial investments	$114,472,879	$102,340,249	$101,192,482	$96,314,032	$98,080,871
	Total assets	$119,172,549	$105,787,527	$105,961,803	$98,832,997	$100,382,233
	Average TBA position	$14,577,513	$14,393,740	$11,842,426	$9,407,819	$12,050,341
Summary Portfolio Statistics	Residential Securities:					
	% Fixed-rate	94%	93%	92%	91%	91%
	% Adjustable-rate	6%	7%	8%	9%	9%
	Weighted average experienced CPR for the period	7.3%	7.9%	10.3%	10.1%	8.9%
	Weighted average projected long-term CPR at period-end	11.6%	10.1%	9.1%	9.1%	9.2%
	Net premium and discount balance in Residential Securities	$5,217,013	$5,118,478	$5,769,426	$5,896,755	$6,063,609
	Net premium and discount balance as % of stockholders' equity	33.07%	36.27%	38.59%	42.83%	43.51%

3

Financing and Capital Data

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Financing Data	Repurchase agreements	$88,554,170	$81,115,874	$79,073,026	$75,760,655	$78,015,431
	Other secured financing	4,144,623	4,183,311	4,108,547	3,760,487	3,830,075
	Debt issued by securitization vehicles	3,693,766	3,347,062	3,799,542	2,728,692	2,904,873
	Mortgages payable	510,386	511,056	511,588	309,878	309,794
	Total debt	$96,902,945	$89,157,303	$87,492,703	$82,559,712	$85,060,173
	Total liabilities	$103,391,105	$91,669,726	$91,005,947	$85,059,141	$86,439,298
	Cumulative redeemable preferred stock	$1,778,168	$1,778,168	$1,778,168	$1,723,168	$1,723,168
	Common equity[1]	13,998,049	12,333,944	13,171,826	12,045,422	12,214,096
	Total Annaly stockholders' equity	15,776,217	14,112,112	14,949,994	13,768,590	13,937,264
	Non-controlling interests	5,227	5,689	5,862	5,266	5,671
	Total equity	$15,781,444	$14,117,801	$14,955,856	$13,773,856	$13,942,935
Key Capital and Hedging Metrics	Weighted average days to maturity of repurchase agreements	72	77	55	71	72
	Weighted average rate on repurchase agreements, for the quarter[2][3]	2.64%	2.43%	2.25%	1.99%	1.64%
	Weighted average rate on repurchase agreements, at period-end[3]	2.85%	2.96%	2.32%	2.17%	1.83%
	Leverage at period-end	6.1x	6.3x	5.9x	6.0x	6.1x
	Economic leverage at period-end	7.0x	7.0x	6.7x	6.4x	6.5x
	Capital ratio at period-end	12.0%	12.1%	12.6%	13.2%	13.1%
	Book value per common share	$9.67	$9.39	$10.03	$10.35	$10.53
	Total common shares outstanding	1,448,103	1,313,763	1,303,080	1,164,334	1,159,657
	Hedge ratio[4]	85%	94%	96%	95%	94%
	Weighted average pay rate on interest rate swaps, at period-end	2.20%	2.17%	2.10%	2.08%	2.00%
	Weighted average receive rate on interest rate swaps, at period-end	2.66%	2.68%	2.33%	2.31%	2.13%
	Weighted average net rate on interest rate swaps, at period-end	(0.46%)	(0.51%)	(0.23%)	(0.23%)	(0.13%)

Detailed endnotes are included within the Appendix at the end of this presentation.

4

Income Statement Data

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Summary Income Statement	Total interest income	$866,186	$859,674	$816,596	$776,806	$879,487
	Total interest expense	647,695	586,774	500,973	442,692	367,421
	Net interest income	$218,491	$272,900	$315,623	$334,114	$512,066
	Total economic interest expense *(1)	$513,660	$520,885	$449,624	$411,217	$415,581
	Economic net interest income *	$352,526	$338,789	$366,972	$365,589	$463,906
	Total interest income (excluding PAA) *	$948,057	$905,146	$819,982	$784,322	$761,092
	Economic net interest income (excluding PAA) *	$434,397	$384,261	$370,358	$373,105	$345,511
	GAAP net income (loss)	($849,251)	($2,254,872)	$385,429	$595,887	$1,327,704
	GAAP net income (loss) available (related) to common stockholders (2)	($881,644)	($2,287,383)	$353,903	$564,542	$1,294,034
	GAAP net income (loss) per average common share (2)	($0.63)	($1.74)	$0.29	$0.49	$1.12
	Core earnings (excluding PAA) *	$433,155	$417,169	$389,666	$382,813	$385,272
	Core earnings (excluding PAA) available to common stockholders *(2)	$400,661	$384,675	$357,991	$351,436	$351,506
	Core earnings (excluding PAA) per average common share *(2)	$0.29	$0.29	$0.30	$0.30	$0.30
	Core earnings *	$351,284	$371,697	$386,280	$375,297	$503,667
	Core earnings available to common stockholders *(2)	$318,790	$339,203	$354,605	$343,920	$469,901
	Core earnings per average common share *(2)	$0.23	$0.26	$0.29	$0.30	$0.41
	PAA cost (benefit)	$81,871	$45,472	$3,386	$7,516	($118,395)
	PAA cost (benefit) per average common share (3)	$0.06	$0.03	$0.01	$—	($0.11)

* Represents a non-GAAP financial measure.

Detailed endnotes are included within the Appendix at the end of this presentation.

5

Key Earnings Metrics Unaudited, dollars in thousands except per share amounts For the quarters ended 3/31/2019 12/31/2018 9/30/2018 6/30/2018 3/31/2018 Dividends declared per common share $0.30 $0.30 $0.30 $0.30 $0.30 Total common and preferred dividends declared $467,121 $426,816 $397,163 $380,677 $381,663 Annualized GAAP return (loss) on average equity (22.72%) (62.05%) 10.73% 17.20% 36.86% Annualized GAAP return (loss) on average equity per unit of economic leverage (3.25%) (8.86%) 1.60% 2.69% 5.67% Annualized core return on average equity (excluding PAA) * 11.59% 11.48% 10.85% 11.05% 10.70% Annualized core return on average equity per unit of economic leverage (excluding PAA) * 1.66% 1.64% 1.62% 1.73% 1.65% Key Earnings Metrics Net interest margin 1.25% 1.34% 1.49% 1.53% 1.94% Net interest margin (excluding PAA) * 1.51% 1.49% 1.50% 1.56% 1.52% Average yield on interest earning assets 3.15% 3.21% 3.21% 3.04% 3.45% Average yield on interest earning assets (excluding PAA) * 3.45% 3.38% 3.22% 3.07% 2.99% Average cost of interest bearing liabilities 2.15% 2.22% 2.08% 1.89% 1.90% Net interest spread 1.00% 0.99% 1.13% 1.15% 1.55% Net interest spread (excluding PAA) * 1.30% 1.16% 1.14% 1.18% 1.09% * Represents a non-GAAP financial measure. 6

Components of Economic Net Interest Income Unaudited, dollars in thousands For the quarters ended 3/31/2019 12/31/2018 9/30/2018 6/30/2018 3/31/2018 Interest income: Residential securities $709,774 $708,146 $680,037 $662,750 $779,588 Residential mortgage loans 29,991 27,703 21,184 18,868 15,505 Commercial investment portfolio 100,952 107,650 97,531 79,343 72,457 U.S. Treasury securities — — 160 — — Reverse repurchase agreements 25,469 16,175 17,684 15,845 11,937 Total interest income $866,186 $859,674 $816,596 $776,806 $879,487 Net Interest Economic interest expense: Income Repurchase agreements $579,514 $521,546 $445,535 $400,475 $331,374 Net interest component of interest rate swaps (134,035) (65,889) (51,349) (31,475) 48,160 Debt issued by securitization vehicles 34,207 34,769 29,391 18,201 15,652 Other 33,974 30,459 26,047 24,016 20,395 Total economic interest expense * $513,660 $520,885 $449,624 $411,217 $415,581 Economic net interest income * $352,526 $338,789 $366,972 $365,589 $463,906 PAA cost (benefit) 81,871 45,472 3,386 7,516 (118,395) Economic net interest income (excluding PAA) * $434,397 $384,261 $370,358 $373,105 $345,511 * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation. 7

GAAP Net Income to Core Earnings Reconciliation

Core Earnings Reconciliation

Unaudited, dollars in thousands	For the quarters ended				
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
GAAP net income (loss)	($849,251)	($2,254,872)	$385,429	$595,887	$1,327,704
Net income (loss) attributable to noncontrolling interests	(101)	17	(149)	(32)	(96)
Net income (loss) attributable to Annaly	($849,150)	($2,254,889)	$385,578	$595,919	$1,327,800
Adjustments to exclude reported realized and unrealized (gains) losses:					
Realized (gains) losses on termination or maturity of interest rate swaps	588,256	—	(575)	—	(834)
Unrealized (gains) losses on interest rate swaps	390,556	1,313,882	(417,203)	(343,475)	(977,285)
Net (gains) losses on disposal of investments	93,916	747,505	324,294	66,117	(13,468)
Net (gains) losses on other derivatives	115,159	484,872	(94,827)	(34,189)	47,145
Net unrealized (gains) losses on instruments measured at fair value through earnings	(47,629)	18,169	39,944	48,376	51,593
Loan loss provision	5,703	3,496	—	—	—
Adjustments to exclude components of other (income) loss:					
Depreciation and amortization expense related to commercial real estate (1)	10,114	11,000	9,278	—	—
Non-core (income) loss allocated to equity method investments (2)	9,496	(10,307)	(2,358)	—	—
Non-core other (income) loss (3)	—	—	44,525	—	—
Adjustments to exclude components of general and administrative expenses and income taxes:					
Transaction expenses and non-recurring items (4)	9,982	3,816	60,081	—	1,519
Income tax effect of non-core income (loss) items	726	3,334	886	—	—
Adjustments to add back components of realized and unrealized (gains) losses:					
TBA dollar roll income and CMBX coupon income (5)	38,134	69,572	56,570	62,491	88,353
MSR amortization (6)	(13,979)	(18,753)	(19,913)	(19,942)	(21,156)
Core earnings *	351,284	371,697	386,280	375,297	503,667
Less:					
Premium amortization adjustment cost (benefit)	81,871	45,472	3,386	7,516	(118,395)
Core earnings (excluding PAA) *	$433,155	$417,169	$389,666	$382,813	$385,272
Dividends on preferred stock	32,494	32,494	31,675	31,377	33,766
Core earnings attributable to common stockholders *	$318,790	$339,203	$354,605	$343,920	$469,901
Core earnings attributable to common stockholders (excluding PAA) *	$400,661	$384,675	$357,991	$351,436	$351,506

* Represents a non-GAAP financial measure.

Detailed endnotes are included within the Appendix at the end of this presentation.

8

Quarter-Over-Quarter Changes in Key Metrics

Unaudited

		For the quarters ended				
		3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Book Value Rollforward	Book value per common share, beginning of period	$9.39	$10.03	$10.35	$10.53	$11.34
	Net income (loss) available (related) to common stockholders	(0.63)	(1.74)	0.29	0.49	1.12
	Other comprehensive income (loss) attributable to common stockholders	1.19	1.40	(0.32)	(0.37)	(1.63)
	Common dividends declared	(0.30)	(0.30)	(0.30)	(0.30)	(0.30)
	Issuance of common stock / redemption of preferred stock	0.02	0.00	0.01	0.00	0.00
	Book value per common share, end of period	$9.67	$9.39	$10.03	$10.35	$10.53
Net Interest Margin	Prior quarter net interest margin	1.34%	1.49%	1.53%	1.94%	1.47%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest-earning assets (including average TBA dollar roll and CMBX balances)	0.04%	0.02%	0.03%	0.08%	0.19%
	Net amortization of premiums	(0.08%)	(0.07%)	0.06%	(0.38%)	0.37%
	TBA dollar roll income and CMBX coupon income	(0.11%)	0.03%	(0.03%)	(0.09%)	0.01%
	Interest expense and net interest component of interest rate swaps	0.06%	(0.13%)	(0.10%)	(0.02%)	(0.10%)
	Current quarter net interest margin	1.25%	1.34%	1.49%	1.53%	1.94%
Net Interest Margin (excluding PAA)*	Prior quarter net interest margin (excluding PAA) *	1.49%	1.50%	1.56%	1.52%	1.51%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest-earning assets (including average TBA dollar roll and CMBX balances)	0.04%	0.02%	0.03%	0.08%	0.19%
	Net amortization of premiums, excluding PAA	0.03%	0.07%	0.04%	0.07%	(0.09%)
	TBA dollar roll income and CMBX coupon income	(0.11%)	0.03%	(0.03%)	(0.09%)	0.01%
	Interest expense and net interest component of interest rate swaps	0.06%	(0.13%)	(0.10%)	(0.02%)	(0.10%)
	Current quarter net interest margin (excluding PAA) *	1.51%	1.49%	1.50%	1.56%	1.52%

* Represents a non-GAAP financial measure.

9

Quarter-Over-Quarter Changes in Key Metrics (continued) Unaudited For the quarters ended 3/31/2019 12/31/2018 9/30/2018 6/30/2018 3/31/2018 Prior quarter net interest spread 0.99% 1.13% 1.15% 1.55% 1.14% Quarter-over-quarter changes in contribution: Coupon on average interest earning assets 0.03% 0.08% 0.13% (0.00%) 0.03% Net Interest Spread Net amortization of premiums (0.09%) (0.08%) 0.04% (0.41%) 0.45% Average cost of interest bearing liabilities 0.07% (0.14%) (0.19%) 0.01% (0.07%) Current quarter net interest spread 1.00% 0.99% 1.13% 1.15% 1.55% Prior quarter net interest spread (excluding PAA) * 1.16% 1.14% 1.18% 1.09% 1.19% Quarter-over-quarter changes in contribution: Net Interest Spread Coupon on average interest earning assets 0.03% 0.08% 0.12% (0.00%) 0.03% * (excluding PAA) Net amortization of premiums, excluding PAA 0.04% 0.08% 0.03% 0.08% (0.06%) Average cost of interest bearing liabilities 0.07% (0.14%) (0.19%) 0.01% (0.07%) Current quarter net interest spread (excluding PAA) * 1.30% 1.16% 1.14% 1.18% 1.09% * Represents a non-GAAP financial measure. 10

Quarter-Over-Quarter Changes in Annualized Return on Average Equity

Unaudited

		For the quarters ended				
		3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Annualized GAAP Return (Loss) on Average Equity	Prior quarter annualized GAAP return (loss) on average equity	(62.05%)	10.73%	17.20%	36.86%	20.58%
	Quarter-over-quarter changes in contribution:					
	Coupon income	0.16%	1.78%	(0.21%)	1.10%	0.83%
	Net amortization of premiums and accretion of discounts	(0.64%)	(0.86%)	0.53%	(3.10%)	3.05%
	Interest expense and net interest component of interest rate swaps	0.59%	(1.81%)	(0.65%)	(0.33%)	(0.49%)
	Realized (gains) losses on termination or maturity of interest rate swaps	(15.74%)	(0.02%)	0.02%	(0.02%)	4.43%
	Unrealized (gains) losses on interest rate swaps	25.70%	(47.77%)	1.70%	(17.22%)	13.78%
	Realized and unrealized (gains) losses on investments and other derivatives	30.10%	(27.00%)	(5.18%)	0.05%	(5.59%)
	Loan loss provision	(0.06%)	(0.10%)	0.00%	0.00%	0.00%
	Other[(1)]	(0.78%)	3.00%	(2.68%)	(0.14%)	0.27%
	Current quarter annualized GAAP return (loss) on average equity	(22.72%)	(62.05%)	10.73%	17.20%	36.86%
Annualized Core Return on Average Equity (excluding PAA)*	Prior quarter annualized core return on average equity (excluding PAA) *	11.48%	10.85%	11.05%	10.70%	10.67%
	Quarter-over-quarter changes in contribution:					
	Coupon income	0.16%	1.78%	(0.21%)	1.10%	0.83%
	Net amortization of premiums (excluding PAA)	0.30%	0.29%	0.41%	0.41%	(0.56%)
	Interest expense and net interest component of interest rate swaps	0.59%	(1.81%)	(0.65%)	(0.33%)	(0.49%)
	TBA dollar roll income and CMBX coupon income	(0.89%)	0.34%	(0.23%)	(0.65%)	(0.01%)
	Other[(2)]	(0.05%)	0.03%	0.48%	(0.18%)	0.26%
	Current quarter core return on annualized average equity (excluding PAA) *	11.59%	11.48%	10.85%	11.05%	10.70%

* Represents a non-GAAP financial measure.

Detailed endnotes are included within the Appendix at the end of this presentation.

11

Residential Investments and TBA Derivative Overview as of March 31, 2019

Unaudited, dollars in thousands

Agency Fixed-Rate Securities (Pools)							
Weighted Avg. Years to Maturity	Current Face Value	% (3)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
<=15 years (1)	$4,971,149	5.3%	3.39%	101.9%	103.3%	8.7%	$5,133,953
20 years	3,044,507	3.2%	3.51%	104.1%	102.6%	7.3%	3,123,961
>=30 years (2)	86,246,524	91.5%	4.01%	104.4%	104.1%	6.3%	89,812,287
Total/Weighted Avg.	$94,262,180	100.0%	3.96%	104.3%	104.0%	6.4%	$98,070,201

TBA Purchase Contracts					
Type	Notional Value	% (4)	Weighted Avg. Coupon	Implied Cost Basis	Implied Market Value
15-year	$1,035,000	6.7%	3.12%	$1,040,020	$1,047,645
30-year	14,491,000	93.3%	4.05%	14,739,251	14,833,374
Total/Weighted Avg.	$15,526,000	100.0%	3.99%	$15,779,271	$15,881,019

Agency Adjustable-Rate Securities							
Weighted Avg. Months to Reset	Current Face Value	% (3)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
0 - 24 months	$3,562,659	87.3%	3.54%	105.4%	103.0%	29.1%	$3,668,300
25 - 40 months	37,700	0.9%	3.40%	104.2%	102.0%	12.5%	38,472
41 - 60 months	65,882	1.6%	2.54%	99.3%	99.7%	2.5%	65,677
61 - 90 months	414,432	10.2%	3.00%	102.9%	100.9%	10.8%	418,098
Total/Weighted Avg.	$4,080,673	100.0%	3.47%	105.0%	102.7%	26.7%	$4,190,547

Detailed endnotes are included within the Appendix at the end of this presentation.

12

Residential Investments & TBA Derivative Overview as of March 31, 2019 (continued)

Unaudited, dollars in thousands

Agency Interest-Only Collateralized Mortgage-Backed Obligations							
Type	Current Notional Value	% (1)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
Interest-only	$2,156,615	39.1%	3.32%	13.9%	11.4%	8.4%	$245,376
Inverse Interest-only	3,365,758	60.9%	3.62%	22.9%	17.5%	8.5%	587,402
Total/Weighted Avg.	$5,522,373	100.0%	3.50%	19.4%	15.1%	8.5%	$832,778

Mortgage Servicing Rights							
Type	Unpaid Principal Balance		Weighted Avg. Coupon	Excess Servicing Spread	Weighted Avg. Loan Age (months)		Estimated Fair Value
Total/Weighted Avg.	$42,168,884		3.82%	0.24%	36.1		$500,745

Residential Credit Portfolio							
Sector	Current Face / Notional Value	% (2)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value		Estimated Fair Value
Credit Risk Transfer	$593,949	13.6%	5.88%	101.3%	102.4%		$607,945
Alt-A	215,630	4.4%	4.85%	86.0%	92.0%		198,368
Prime	312,534	7.0%	4.77%	93.9%	99.2%		310,027
Subprime	393,362	8.3%	3.31%	84.6%	94.4%		371,285
Non-Performing Loan Securitizations	3,431	0.1%	5.00%	99.3%	100.1%		3,436
Prime Jumbo	220,289	4.9%	3.97%	98.4%	99.3%		218,822
Prime Jumbo Interest-only	837,030	0.3%	0.44%	1.5%	1.7%		14,631
Residential Mortgage Loans	2,686,557	61.4%	5.04%	101.4%	101.9%		2,737,388
Total/Weighted Avg.	$5,262,782	100.0%	4.92%				$4,461,902

Detailed endnotes are included within the Appendix at the end of this presentation.

13

Residential Credit Investments Detail as of March 31, 2019 (1)

Unaudited, dollars in thousands

Product	Estimated Fair Value	Payment Structure: Senior	Payment Structure: Subordinate	Investment Characteristics: Coupon	Credit Enhancement	60+ Delinquencies	3M VPR
Agency Credit Risk Transfer	$580,544	$—	$580,544	5.80%	1.11%	0.32%	5.73%
Private Label Credit Risk Transfer	27,401	—	27,401	7.68%	0.28%	0.28%	6.19%
Alt-A	198,368	103,965	94,403	4.85%	10.80%	8.87%	8.25%
Prime	310,027	136,849	173,178	4.77%	12.21%	6.78%	10.37%
Subprime	371,285	130,684	240,601	3.31%	9.77%	22.19%	4.20%
Non-Performing Loan Securitizations	3,436	—	3,436	5.00%	62.09%	44.83%	4.03%
Prime Jumbo	218,822	183,962	34,860	3.97%	14.81%	0.08%	8.38%
Prime Jumbo Interest-only	14,631	14,631	—	0.44%	0.00%	0.19%	6.68%
Total	$1,724,514	$570,091	$1,154,423	4.94%	8.11%	7.63%	10.02%

Product	Estimated Fair Value	Bond Coupon: ARM	Fixed	Floater	Interest Only
Agency Credit Risk Transfer	$580,544	$—	$—	$580,544	$—
Private Label Credit Risk Transfer	27,401	—	—	27,401	—
Alt-A	198,368	63,431	111,148	23,789	—
Prime	310,027	145,232	164,795	—	—
Subprime	371,285	—	41,808	329,104	373
Non-Performing Loan Securitizations	3,436	—	3,436	—	—
Prime Jumbo	218,822	—	218,822	—	—
Prime Jumbo Interest-only	14,631	—	—	—	14,631
Total	$1,724,514	$208,663	$540,009	$960,838	$15,004

Detailed endnotes are included within the Appendix at the end of this presentation.

14

Commercial Real Estate Overview as of March 31, 2019

Unaudited, dollars in thousands

Investment Portfolio	Number of Investments	GAAP Book Values	GAAP % of Portfolio	Weighted Avg LTV (1)	Weighted Avg Life (years) (2)	Non-GAAP Economic Interest (3)	Non-GAAP Levered Return (4)
Loans							
Senior Mortgages	15	$403,497	8.8%	67.9%	3.3	$14,956	7.6%
Mezzanine Loans	16	319,465	6.9%	74.4%	2.8	449,102	9.1%
Held for Sale	1	42,035	0.9%	23.6%	4.2	21,013	8.7%
Total Loans	**32**	**764,997**	**16.6%**	**68.2%**	**3.1**	**485,071**	**9.0%**
Securities							
CMBS (AAA)	3	92,534	2.0%	23.8%	0.9	14,267	7.4%
CMBS (Credit)	2	39,566	0.9%	56.9%	7.8	16,241	16.2%
CMBS (Conduit)	8	43,131	0.9%	48.7%	6.5	43,131	4.5%
Total Securities	**13**	**175,231**	**3.8%**	**37.4%**	**3.9**	**73,639**	**7.6%**
Assets transferred or pledged to securitization vehicles							
NLY 2019-FL2	19	733,864	15.9%	68.1%	3.8	180,758	11.8%
Commercial Trusts	50	2,205,768	47.8%	65.6%	0.8	51,927	28.4%
Total Assets transferred or pledged to securitization vehicles	**69**	**2,939,632**	**63.7%**	**66.2%**	**1.5**	**232,685**	**15.2%**
Total Debt Investments	**114**	**3,879,860**	**84.1%**	**65.3%**	**2.0**	**791,395**	**10.8%**
Equity Investments							
Real Estate Held for Investment	47	646,506	14.0%			223,806	13.9%
Investment in Unconsolidated Joint Ventures (5)	31	87,733	1.9%			127,950	6.3%
Total Equity Investments	**78**	**734,239**	**15.9%**			**351,756**	**11.2%**
Total Investment Portfolio	**192**	**$4,614,099**	**100.0%**			**$1,143,151**	**11.0%**

Derivatives	Net Notional	Range of Ratings	Implied Market Value	Net Weighted Average Coupon
CMBX (6)	$301,000	AAA to BBB-	$299,129	1.2%

Detailed endnotes are included within the Appendix at the end of this presentation.

15

Middle Market Lending Overview as of March 31, 2019

Unaudited, dollars in thousands

Industry Dispersion

Industry	Fixed Rate	Floating Rate	Total
Aircraft and Parts	$—	$41,394	$41,394
Arrangement of Transportation of Freight & Cargo	—	21,715	21,715
Coating, Engraving and Allied Services	—	54,532	54,532
Computer Programming, Data Processing & Other Computer Related Services	—	282,060	282,060
Drugs	—	35,926	35,926
Electric Work	—	41,598	41,598
Electronic Components & Accessories	—	24,083	24,083
Engineering, Architectural, and Surveying	—	109,823	109,823
Grocery Stores	—	23,394	23,394
Insurance Agents, Brokers and Services	—	48,661	48,661
Mailing, Reproduction, Commercial Art and Photography, and Stenographic	—	14,819	14,819
Management and Public Relations Services	—	312,807	312,807
Medical and Dental Laboratories	—	26,811	26,811
Metal Cans & Shipping Containers	—	118,385	118,385
Miscellaneous Business Services	—	19,581	19,581
Miscellaneous Equipment Rental and Leasing	—	49,674	49,674
Miscellaneous Health and Allied Services, not elsewhere classified	—	69,217	69,217
Miscellaneous Plastic Products	—	10,037	10,037
Motor Vehicles and Motor Vehicle Equipment	—	16,417	16,417
Motor Vehicles and Motor Vehicle Parts and Supplies	—	28,984	28,984
Nonferrous Foundries (Castings)	—	12,933	12,933
Offices and Clinics of Doctors of Medicine	—	97,841	97,841
Offices and Clinics of Other Health Practitioners	—	21,051	21,051
Public Warehousing and Storage	—	97,245	97,245
Research, Development and Testing Services	—	45,676	45,676
Schools and Educational Services, not elsewhere classified	—	19,809	19,809
Surgical, Medical, and Dental Instruments and Supplies	—	96,768	96,768
Telephone Communications	—	61,366	61,366
Total [(1)]	$—	$1,802,607	$1,802,607

Size Dispersion

Position Size	Amount	Percentage
$0 - $20 million	$323,761	18.0%
$20 - $40 million	326,703	18.1%
$40 - $60 million	487,463	27.0%
Greater than $60 million	664,680	36.9%
Total [(1)]	$1,802,607	100.0%

Tenor Dispersion

Remaining Term	Amount	Percentage
One year or less	$6,654	0.4%
One to three years	104,099	5.8%
Three to five years	456,200	25.3%
Greater than five years	1,235,654	68.5%
Total [(1)]	$1,802,607	100.0%

Lien Position	Amount	Percentage
First lien loans	$1,232,524	68.4%
Second lien loans	570,083	31.6%
Total [(1)]	$1,802,607	100.0%

Detailed endnotes are included within the Appendix at the end of this presentation.

16

Hedging and Liabilities as of March 31, 2019

Unaudited, dollars in thousands

Interest Rate Swaps [1]				
Maturity	Current Notional	Weighted Avg. Pay Rate	Weighted Avg. Receive Rate	Weighted Avg. Years to Maturity
0 to 3 years	$32,201,400	1.93%	2.66%	1.46
>3 to 6 years	13,567,000	2.12%	2.63%	4.22
> 6 to 10 years	18,112,000	2.52%	2.70%	8.94
Greater than 10 years	3,578,000	3.59%	2.58%	17.81
Total / Weighted Avg.	$67,458,400	2.20%	2.66%	4.77

Interest Rate Swaptions					
Type	Current Underlying Notional	Weighted Avg. Underlying Pay Rate	Weighted Avg. Underlying Receive Rate	Weighted Avg. Underlying Years to Maturity	Weighted Avg. Months to Expiration
Long	$2,800,000	3.12%	3M LIBOR	10.33	6.70

Futures Positions			
Type	Notional Long Positions	Notional Short Positions	Weighted Avg. Years to Maturity[2]
2 year swap equivalent Eurodollar Contracts	$—	($2,500,000)	2.00
U.S. Treasury Futures - 2 year	—	(2,872,400)	1.93
U.S. Treasury Futures - 5 year	—	(6,469,400)	4.39
U.S. Treasury Futures - 10 year & Greater	109,000	(9,589,900)	6.84
Total	$109,000	($21,431,700)	4.89

Repurchase Agreements & Other Secured Financing		
Maturity	Principal Balance	Weighted Avg. Rate At Period End
Within 30 days	$38,191,123	3.03%
30 to 59 days	5,220,636	2.68%
60 to 89 days	20,762,400	2.69%
90 to 119 days	1,867,443	2.70%
Over 120 days[3]	26,657,191	2.84%
Total / Weighted Avg.	$92,698,793	2.87%

		Weighted Average Rate		
	Principal Balance	At Period End[4]	For the Quarter[4]	Days to Maturity[5]
Repurchase agreements	$88,554,170	2.86%	2.64%	72
Other secured financing	4,144,623	3.21%	3.26%	724
Debt issued by securitization vehicles	3,679,002	3.84%	3.82%	4,801
Mortgages payable	516,113	4.11%	4.18%	4,646
Total indebtedness	$96,893,908			

Detailed endnotes are included within the Appendix at the end of this presentation.

17

Quarter-Over-Quarter Interest Rate and MBS Spread Sensitivity

Unaudited

Assumptions:

- The interest rate sensitivity and MBS spread sensitivity are based on the portfolios as of March 31, 2019 and December 31, 2018
- The interest rate sensitivity reflects instantaneous parallel shifts in rates
- The MBS spread sensitivity shifts MBS spreads instantaneously and reflects exposure to MBS basis risk
- All tables assume no active management of the portfolio in response to rate or spread changes

Interest Rate Sensitivity (1)				
	As of March 31, 2019		As of December 31, 2018	
Interest Rate Change (bps)	Estimated Percentage Change in Portfolio Value(2)	Estimated Change as a % of NAV(2)(3)	Estimated Percentage Change in Portfolio Value(2)	Estimated Change as a % of NAV(2)(3)
(75)	(0.1%)	(0.9%)	—%	(0.1%)
(50)	—%	—%	0.1%	0.9%
(25)	0.1%	0.5%	0.1%	0.9%
25	(0.2%)	(1.3%)	(0.2%)	(1.8%)
50	(0.5%)	(3.6%)	(0.6%)	(4.3%)
75	(0.9%)	(6.8%)	(1.0%)	(7.3%)

MBS Spread Sensitivity (1)				
	As of March 31, 2019		As of December 31, 2018	
MBS Spread Shock (bps)	Estimated Change in Portfolio Market Value (2)	Estimated Change as a % of NAV(2)(3)	Estimated Change in Portfolio Market Value (2)	Estimated Change as a % of NAV(2)(3)
(25)	1.4%	10.8%	1.5%	11.5%
(15)	0.8%	6.5%	0.9%	6.9%
(5)	0.3%	2.2%	0.3%	2.3%
5	(0.3%)	(2.0%)	(0.3%)	(2.3%)
15	(0.8%)	(6.2%)	(0.9%)	(6.8%)
25	(1.3%)	(10.3%)	(1.5%)	(11.2%)

Detailed endnotes are included within the Appendix at the end of this presentation.

18

Appendix

Non-GAAP Reconciliations To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. While intended to offer a fuller understanding of the Company’s results and operations, non-GAAP financial measures also have limitations. For example, the Company may calculate its non-GAAP metrics, such as core earnings, or the PAA, differently than its peers making comparative analysis difficult. Additionally, in the case of non-GAAP measures that exclude the PAA, the amount of amortization expense excluding the PAA is not necessarily representative of the amount of future periodic amortization nor is it indicative of the term over which the Company will amortize the remaining unamortized premium. Changes to actual and estimated prepayments will impact the timing and amount of premium amortization and, as such, both GAAP and non-GAAP results. These non-GAAP measures provide additional detail to enhance investor understanding of the Company’s period-over-period operating performance and business trends, as well as for assessing the Company’s performance versus that of industry peers. Additional information pertaining to these non-GAAP financial measures and reconciliations to their most directly comparable GAAP results are provided on the following pages. A reconciliation of GAAP net income (loss) to non-GAAP core earnings for the quarters ended March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, is provided on page 8 of this financial summary. Beginning with the quarter ended September 30, 2018, the Company updated its calculation of core earnings and related metrics to reflect changes to its portfolio composition and operations, including the acquisition of MTGE in September 2018. Compared to prior periods, the revised definition of core earnings includes coupon income (expense) on CMBX positions (reported in Net gains (losses) on other derivatives) and excludes depreciation and amortization expense on real estate and related intangibles (reported in Other income (loss)), non-core income (loss) allocated to equity method investments (reported in Other income (loss)) and the income tax effect of non-core income (loss) (reported in Income taxes). Prior period results have not been adjusted to conform to the revised calculation as the impact in each of those periods is not material. The Company calculates “core earnings”, a non-GAAP measure, as the sum of (a) economic net interest income, (b) TBA dollar roll income and CMBX coupon income, (c) realized amortization of MSRs, (d) other income (loss) (excluding depreciation and amortization expense on real estate and related intangibles, non-core income allocated to equity method investments and other non-core components of other income (loss)), (e) general and administrative expenses (excluding transaction expenses and non-recurring items) and (f) income taxes (excluding the income tax effect of non-core income (loss) items), and core earnings (excluding PAA), which is defined as core earnings excluding the premium amortization adjustment representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage- backed securities. * Represents a non-GAAP financial measure. 20

Non-GAAP Reconciliations (continued) Unaudited, dollars in thousands For the quarters ended, 3/31/2019 12/31/2018 9/30/2018 6/30/2018 3/31/2018 Premium Amortization Reconciliation Premium amortization expense $247,446 $220,131 $187,537 $202,426 $95,832 Less: PAA cost (benefit) 81,871 45,472 3,386 7,516 (118,395) Premium amortization expense (excluding PAA) $165,575 $174,659 $184,151 $194,910 $214,227 Interest Income (excluding PAA) Reconciliation GAAP interest income $866,186 $859,674 $816,596 $776,806 $879,487 PAA cost (benefit) 81,871 45,472 3,386 7,516 (118,395) Interest Income (excluding PAA) * $948,057 $905,146 $819,982 $784,322 $761,092 Economic Interest Expense Reconciliation GAAP interest expense $647,695 $586,774 $500,973 $442,692 $367,421 Add: Net interest component of interest rate swaps (134,035) (65,889) (51,349) (31,475) 48,160 Economic interest expense * $513,660 $520,885 $449,624 $411,217 $415,581 Economic Net Interest Income (excluding PAA) Reconciliation Interest income (excluding PAA) * $948,057 $905,146 $819,982 $784,322 $761,092 Less: Economic interest expense * 513,660 520,885 449,624 411,217 415,581 Economic net interest income (excluding PAA) * $434,397 $384,261 $370,358 $373,105 $345,511 * Represents a non-GAAP financial measure. 21

Non-GAAP Reconciliations (continued)

Unaudited, dollars in thousands

	For the quarters ended,				
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Economic Metrics (excluding PAA)					
Average interest earning assets	$109,946,527	$107,232,861	$101,704,957	$102,193,435	$101,979,042
Interest income (excluding PAA) *	$948,057	$905,146	$819,982	$784,322	$761,092
Average yield on interest earning assets (excluding PAA) *	3.45%	3.38%	3.22%	3.07%	2.99%
Average interest bearing liabilities	$95,529,819	$91,746,160	$86,638,082	$87,103,807	$87,376,452
Economic interest expense *	513,660	520,885	449,624	411,217	415,581
Average cost of interest bearing liabilities	2.15%	2.22%	2.08%	1.89%	1.90%
Economic net interest income (excluding PAA)*	$434,397	$384,261	$370,358	$373,105	$345,511
Net interest spread (excluding PAA) *	1.30%	1.16%	1.14%	1.18%	1.09%
Interest income (excluding PAA) *	$948,057	$905,146	$819,982	$784,322	$761,092
TBA dollar roll income and CMBX coupon income [1]	38,134	69,572	56,570	62,491	88,353
Interest expense	(647,695)	(586,774)	(500,973)	(442,692)	(367,421)
Net interest component of interest rate swaps	134,035	65,889	51,349	31,475	(48,160)
Subtotal	$472,531	$453,833	$426,928	$435,596	$433,864
Average interest earning assets	$109,946,527	$107,232,861	$101,704,957	$102,193,435	$101,979,042
Average TBA contract and CMBX balances [1]	14,927,490	14,788,453	12,216,863	9,407,819	12,050,341
Subtotal	$124,874,017	$122,021,314	$113,921,820	$111,601,254	$114,029,383
Net interest margin (excluding PAA) *	1.51%	1.49%	1.50%	1.56%	1.52%

* Represents a non-GAAP financial measure.

Detailed endnotes are included within the Appendix at the end of this presentation.

22

Endnotes

Page 2

(1) Net of dividends on preferred stock.
(2) The Company separately calculates core earnings per average common share and core earnings (excluding PAA) per average common share, with the difference between these two per share amounts attributed to the PAA cost (benefit) per average common share. As such, the reported value of the PAA cost (benefit) per average common share may not reflect the result of dividing the PAA cost (benefit) by the weighted average number of common shares outstanding due to rounding.
(3) Debt consists of repurchase agreements, other secured financing, securitized debt and mortgages payable. Certain credit facilities (included within other secured financing), securitized debt and mortgages payable are non-recourse to the Company.
(4) Computed as the sum of recourse debt, to be announced ("TBA") derivative and CMBX notional outstanding and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements and other secured financing (excluding certain non-recourse credit facilities). Securitized debt, certain credit facilities (included within other secured financing) and mortgages payable are non-recourse to the Company and are excluded from this measure.
(5) Computed as the ratio of total equity to total assets (inclusive of total market value of TBA derivatives and CMBX positions and exclusive of securitized debt of consolidated VIEs).
(6) Net interest margin represents the sum of the Company's interest income plus TBA dollar roll income and CMBX coupon income less interest expense and the net interest component of interest rate swaps divided by the sum of average interest earning assets plus average TBA contract and CMBX balances. Net interest margin (excluding PAA) excludes the premium amortization adjustment ("PAA") representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company's Agency mortgage-backed securities.
(7) Represents annualized interest income divided by average interest earning assets. Interest earning assets reflects the average amortized cost of our investments during the period. Annualized yield on interest earning assets (excluding PAA) is calculated using annualized interest income (excluding PAA).
(8) Average cost of interest bearing liabilities represents annualized economic interest expense divided by average interest bearing liabilities. Average interest bearing liabilities reflects the average amortized cost during the period. Economic interest expense is comprised of GAAP interest expense and the net interest component of interest rate swaps.
(9) Excludes costs incurred in connection with a securitization of commercial loans and a securitization of residential whole loans for the quarter ended March 31, 2019. Excludes costs incurred in connection with the MTGE transaction and costs incurred in connection with a securitization of residential whole loans for the quarter ended December 31, 2018.

Page 4

(1) Consists of common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit.
(2) The quarters ended March 31, 2019 and December 31, 2018 utilize an actual/360 factor, all other periods apply a 30/360 factor; applying an actual/360 factor results in an average repurchase agreement rate of 2.20%, 1.97% and 1.64% for the quarters ended September 30, 2018, June 30, 2018 and March 31, 2018, respectively.
(3) The current and prior quarter rates are net of reverse repurchase agreements. Without netting reverse repurchase agreements, the average rate was unchanged for both the current and prior quarters and the period-end rate was 2.86% and 2.97% for the current and prior quarters, respectively.
(4) Measures total notional balances of interest rate swaps, interest rate swaptions and futures relative to repurchase agreements, other secured financing and TBA notional outstanding; excludes mortgage servicing rights ("MSRs") and the effects of term financing, both of which serve to reduce interest rate risk. Additionally, the hedge ratio does not take into consideration differences in duration between assets and liabilities.

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(1) Includes GAAP interest expense and the net interest component of interest rate swaps.
(2) Net of dividends on preferred stock.
(3) The Company separately calculates core earnings per average common share and core earnings (excluding PAA) per average common share, with the difference between these two per share amounts attributed to the PAA cost (benefit) per average common share. As such, the reported value of the PAA cost (benefit) per average common share may not reflect the result of dividing the PAA cost (benefit) by the weighted average number of common shares outstanding due to rounding.

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Endnotes (continued)

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(1) Includes depreciation and amortization expense related to equity method investments.
(2) Beginning with the quarter ended September 30, 2018, the Company excludes non-core (income) loss allocated to equity method investments, which represents the unrealized (gains) losses allocated to equity interests in a portfolio of MSR, which is a component of Other income (loss). The quarter ended December 31, 2018 includes an adjustment for a gain on sale within an unconsolidated joint venture which is a component of Other income (loss) but excluded from core earnings.
(3) The quarter ended September 30, 2018 reflects the amount of consideration paid for the acquisition of MTGE Investment Corp. in excess of the fair value of net assets acquired. This amount is primarily attributable to a decline in portfolio valuation between the pricing and closing dates of the transaction and is consistent with changes in market values observed for similar assets over the same period.
(4) The quarter ended March 31, 2019 represents costs incurred in connection with a securitization of commercial loans and a securitization of residential whole loans. The quarters ended December 31, 2018 and September 30, 2018 represent costs incurred in connection with the MTGE transaction and costs incurred in connection with a securitization of residential whole loans. The quarter ended March 31, 2018 represents costs incurred in connection with a securitization of residential whole loans.
(5) TBA dollar roll income and CMBX coupon income each represent a component of Net gains (losses) on other derivatives. CMBX coupon income totaled $1.1 million, $1.2 million and $1.2 million for the quarters ended March 31, 2019, December 31, 2018 and September 30, 2018. There were no adjustments for CMBX coupon income prior to September 30, 2018.
(6) MSR amortization represents the portion of changes in fair value that is attributable to the realization of estimated cash flows on the Company's MSR portfolio and is reported as a component of Net unrealized gains (losses) on instruments measured at fair value.

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(1) Includes other income (loss), general and administrative expenses and income taxes.
(2) Includes other income (loss) (excluding non-core items), MSR amortization (a component of Net unrealized gains (losses) on instruments measured at fair value through earnings), general and administrative expenses (excluding transaction related expenses) and income taxes (excluding non-core income tax).

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(1) Includes Agency-backed multifamily securities with an estimated fair value of $2.3 billion.
(2) Includes fixed-rate collateralized mortgage obligations with an estimated fair value of $10.9 million.
(3) Weighted by current face value.
(4) Weighted by current notional value.

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(1) Weighted by current notional value.
(2) Weighted by estimated fair value.

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(1) Excludes residential mortgage loans.

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(1) Based on an internal valuation or the most recent third party appraisal, which may be prior to loan origination/purchase date or at the time of underwriting.
(2) Maturity dates assume all of the borrowers' extension options are exercised for loan portfolio.
(3) Economic Interest is a non-GAAP measure to include gross asset values less related financings. Equity investments are adjusted to exclude depreciation and amortization and grosses up real estate investments accounted for under equity method accounting. Economic interest for NLY 2019-FL2 excludes the unused proceeds collateral to be deployed through the CLO during the six month, post-close ramp-up period.
(4) Equity returns comprise a trailing twelve-month ("TTM") distribution yield for JV investments and core return for wholly owned triple net lease properties.
(5) Includes investment in unconsolidated debt fund of $19.2 million, investments in Community Investment Impact Funds of $30.2 million and a portfolio of real estate properties of $38.3 million.
(6) The Company sells/buys protection on CMBX tranches referencing baskets of Conduit CMBS bonds with various ratings. Positive net notional indicates selling protection and being long the exposure to the underlying CMBS. CMBX positions are accounted for as derivatives with changes in fair value presented in Net gains (losses) on other derivatives.

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(1) Includes loan held for sale of $45 million.

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(1) There were no forward-starting interest rate swaps at March 31, 2019.
(2) Weighted average years to maturity for futures positions are based on the U.S. Treasury contracts cheapest to deliver.
(3) Approximately 4% of the total repurchase agreements and other secured financing have a remaining maturity over one year.
(4) The weighted average rates on repurchase agreements are presented in the table on a gross basis; when netting for reverse repurchase agreements the weighted average rate is 2.85% at period end and 2.64% for the quarter.
(5) Determined based on estimated weighted average lives of the underlying debt instruments.

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Endnotes (continued) Page 18 (1) Interest rate and MBS spread sensitivity are based on results from third party models in conjunction with internally derived inputs. Actual results could differ materially from these estimates. (2) Scenarios include Residential Investment Securities, residential mortgage loans, MSRs and derivative instruments. (3) Net asset value (“NAV”) represents book value of common equity. Page 22 (1) CMBX coupon income and average CMBX balances have only been applied to the quarters ended March 31, 2019, December 31, 2018 and September 30, 2018. The impact to net interest margin (excluding PAA) in prior periods was immaterial. 25